UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 25, 2019

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)    The annual meeting of the shareholders of the company was held on April 25, 2019.
(b)    At the meeting, the shareholders:

•	elected all 12 Director nominees named in the 2019 Proxy Statement to the company's Board of Directors;

•
approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the Compensation Discussion and Analysis section of the 2019 Proxy Statement and the compensation of the company's executive officers named in the 2019 Proxy Statement, as disclosed therein;

•	ratified the appointment of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for the fiscal year 2019;

•	did not approve the shareholder proposal for clawback disclosure; and

•	did not approve the shareholder proposal for executive compensation and drug pricing risks.
The following are the final voting results for each of the five items voted on at the meeting.

1.    Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
M. C. Beckerle	1,804,719,186	20,849,941	4,349,822	464,840,930
D. S. Davis	1,754,062,379	70,985,250	4,871,320	464,840,930
I. E. L. Davis	1,805,691,984	19,257,305	4,969,660	464,840,930
J. A. Doudna	1,818,886,525	6,658,836	4,373,588	464,840,930
A. Gorsky	1,732,117,835	87,555,201	10,245,913	464,840,930
M. A. Hewson	1,812,187,386	13,263,954	4,467,609	464,840,930
M. B. McClellan	1,802,379,629	21,596,134	5,943,186	464,840,930
A. M. Mulcahy	1,757,225,006	68,150,490	4,543,453	464,840,930
W. D. Perez	1,760,901,898	48,582,137	20,434,914	464,840,930
C. Prince	1,647,120,769	176,914,540	5,883,640	464,840,930
A. E. Washington	1,754,834,701	69,051,927	6,032,321	464,840,930
R. A. Williams	1,741,137,189	82,727,620	6,054,140	464,840,930

2.    Advisory Vote to Approve Named Executive Officer Compensation:

For	1,201,824,022
Against	617,606,091
Abstain	10,488,836
Non-Votes	464,840,930

3.    Ratification of Appointment of PricewaterhouseCoopers LLC as the Independent Registered Public Accounting
Firm for 2019:

For	2,199,747,033
Against	87,947,233
Abstain	7,065,613
Non-Votes	N/A

4.    Shareholder Proposal - Clawback Disclosure:

For	837,579,437
Against	978,209,988
Abstain	14,129,524
Non-Votes	464,840,930

5.    Shareholder Proposal - Executive Compensation and Drug Pricing Risks

For	528,464,677
Against	1,279,239,196
Abstain	22,215,076
Non-Votes	464,840,930

Item 8.01  Other Events.
On April 25, 2019, the company announced that its Board of Directors declared a 5.6% increase in the quarterly dividend rate, from $0.90 to $0.95 per share. At the new rate, the indicated dividend on an annual basis is $3.80 per share compared to the previous rate of $3.60 per share. The next quarterly dividend is payable on June 11, 2019 to shareholders of record as of the close of business on May 28, 2019.
The company's related press release is attached to this Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.      Description
99.1        Johnson & Johnson Press Release dated April 25, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: April 26, 2019	By:	/s/ Thomas J. Spellman III
Thomas J. Spellman III
Secretary